UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: December 16, 2004
                       (Date of earliest event reported):

                             DUKE ENERGY CORPORATION
               (Exact name of registrant as specified in charter)

       NORTH CAROLINA                 1-4928                     52-0205520
(State or other jurisdiction   (Commission File No.)            (IRS Employer
      of incorporation)                                      Identification No.)

526 South Church Street
Charlotte, North Carolina                                         28202-1904
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 Entry Into a Material Definitive Agreement

On February 22, 2005, the Compensation Committee of the Board of Directors of Duke Energy Corporation took the actions described below. In addition, this Report on Form 8-K covers certain actions taken by the Compensation Committee on December 16, 2004, that have not previously been reported on Form 8-K.

1.    Certification of Chairman and Chief Executive Officer 2004 Performance
      Goals

On February 22, 2005, the Compensation Committee of the Board of Directors certified 2004 performance for vesting of performance shares granted to Paul M. Anderson, the registrant's Chairman and Chief Executive Officer, on November 1, 2003, resulting in the vesting of 120,000 of Mr. Anderson's performance shares as of December 31, 2004. The performance shares were granted under the Duke Energy Corporation 1998 Long-Term Incentive Plan, which, as amended, was approved by the registrant's shareholders on April 24, 2003 and filed as Exhibit 1 to the registrant's Schedule 14A filed March 28, 2003. Vested performance shares will be paid to Mr. Anderson in shares of Duke Energy Common Stock following termination of his employment with the registrant. Dividend equivalents granted to Mr. Anderson with respect to those performance shares provide for payment of dividend equivalents in cash while the performance shares remain outstanding but unpaid, payable at the time that cash dividends are paid on the outstanding shares of Duke Energy Common Stock.

2.    Approval of Payment of 2004 Executive Officer Short-Term Incentives

On February 22, 2005, following evaluation of 2004 performance compared against 2004 short-term incentive goals, the Compensation Committee certified 2004 performance under the Duke Energy Corporation Executive Short-Term Incentive Plan, resulting in the payment to executive officers, including Fred J. Fowler, David L. Hauser, Jimmy W. Mogg and Ruth G. Shaw (together with Mr. Anderson, the Named Executive Officers), but excluding Mr. Anderson, of 2004 annual cash incentives. The Duke Energy Corporation Executive Short-Term Incentive Plan, as amended, was approved by the registrant's shareholders on April 24, 2003 and filed as Exhibit 2 to the registrant's Schedule 14A filed March 28, 2003. The approved payments to Named Executive Officers were as follows: Mr. Fowler, $1,055,939; Mr. Hauser, $562,710; Mr. Mogg, $580,183; and Dr. Shaw, $534,254.
These payments do not include any payment on account of one individual objective for each of Messrs. Fowler and Hauser and Dr. Shaw that cannot be determined until the filing of the registrant's 2004 Form 10-K; an additional 2004 short-term incentive payment to these individuals may be made if and when the Compensation Committee certifies performance of this objective.


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3.    Establishment of Chairman and Chief Executive Officer 2005 Performance
      Goals

On February 22, 2005, the Compensation Committee established 2005 performance goals for performance shares granted on November 1, 2003 to Mr. Anderson under the Duke Energy Corporation 1998 Long-Term Incentive Plan. Up to 120,000 performance shares will vest as of December 31, 2005, if the 2005 performance goals are achieved. Mr. Anderson's 2005 performance goals will be based on the registrant's earnings per share (EPS), return on capital employed (ROCE) and individual objectives, weighted 50%, 30% and 20%, respectively. The performance shares will be forfeited and will cease to be outstanding to the extent the 2005 performance goals are not achieved. The terms of the performance shares are described above under "Certification of Chairman and Chief Executive Officer 2004 Performance Goals", and are more fully described in the Employment Agreement between Mr. Anderson and the registrant dated November 2003, as amended, filed as Exhibits 10-18 and 10-18.1 to the registrant's Annual Report on Form 10-K for the year ended December 31, 2003.

With respect to the EPS component of the performance goal (which also applies to the executive officer short-term incentive opportunities described below), the target, which is tied to ongoing basic EPS, is $1.60 per share. The minimum, which is the threshold for any earnings-related bonus payout, will also be tied to ongoing basic EPS and has been established at $1.45 per share. The $1.60 and $1.45 ongoing basic EPS compensation target and minimum amounts, respectively, for 2005 represent non-GAAP financial measures as they exclude any "special items," as defined by the registrant. The most directly comparable GAAP measure is basic earnings per share that will be based upon reported earnings available for common stockholders for 2005. Due to the forward-looking nature of these non-GAAP financial measures, information to reconcile such non-GAAP financial measures to the most directly comparable GAAP financial measure is not available at this time as the registrant is unable to forecast any "special items" for 2005.

4. 2005 Executive Officer Base Salaries, Short-Term Incentive Opportunities and Long-Term Incentive Opportunities

On December 16, 2004, the Compensation Committee established, effective January 1, 2005, the base salaries, the 2005 short-term incentive (STI) opportunities under the Duke Energy Corporation Executive Short-Term Incentive Plan and the 2005 long-term incentive (LTI) opportunities under the Duke Energy Corporation 1998 Long-Term Incentive Plan for executive officers, including the Named Executive Officers other than Mr. Anderson. The base salaries and target STI and LTI opportunities for the Named Executive Officers other than Mr. Anderson are set forth in the table below.

--------------------------------------------------------------------------------
                                         Target opportunity, as a percentage of
                    Base Salary                        base salary
                                         ---------------------------------------
                                         STI Opportunity         LTI Opportunity
--------------------------------------------------------------------------------
Mr. Fowler            $755,500                 90%                     330%
--------------------------------------------------------------------------------
Mr. Hauser            $520,000                 80%                     250%
--------------------------------------------------------------------------------
Mr. Mogg              $520,000                 80%                     250%
--------------------------------------------------------------------------------
Dr. Shaw              $510,000                 75%                     250%
--------------------------------------------------------------------------------


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Short-Term Incentives

The amounts payable under the STI opportunities are based on achievement of financial measures and individual objectives, which consist of a combination of strategic and operational measures. The financial measures for 2005 are based upon the registrant's earnings per share (EPS) and return on capital employed
(ROCE). In addition, Dr. Shaw has financial measures associated with Duke Power's earnings before interest and taxes (EBIT), Duke Power's ROCE, and Duke Power's cash flow. The financial goals established are consistent with the 2005 financial plan but exclude certain potential transactions contemplated in the financial plan that the Compensation Committee did not consider to be representative of ongoing operations. Performance levels for Duke Energy EPS and ROCE, and Duke Power EBIT, ROCE and cash flow may be adjusted by the Compensation Committee for certain types of transactions. The Compensation Committee approved the Duke Energy ROCE and Duke Power ROCE estimated performance target on December 16, 2004 and approved the final Duke Energy ROCE and Duke Power ROCE targets on February 22, 2005. The Compensation Committee approved the performance targets for each of the other goals on December 16, 2004.

2005 STI performance goals for each Named Executive Officer other than Mr. Anderson were weighted as follows:

--------------------------------------------------------------------------------
        2005 STI Goals             Weighting, as percentage of performance goal
                                   ---------------------------------------------
                                   Messrs. Fowler, Hauser
                                          and Mogg                     Dr. Shaw
--------------------------------------------------------------------------------
EPS                                            50%                        25%
--------------------------------------------------------------------------------
ROCE                                           30%                        15%
--------------------------------------------------------------------------------
Duke Power EBIT                                --                         20%
--------------------------------------------------------------------------------
Duke Power ROCE                                --                         10%
--------------------------------------------------------------------------------
Duke Power Cash Flow                           --                         10%
--------------------------------------------------------------------------------
Individual Objectives                          20%                        20%
--------------------------------------------------------------------------------

Depending on performance, the foregoing Named Executive Officers could receive from 0% to 190% of their STI targets.

Long-Term Incentives

Although the Compensation Committee approved the LTI opportunity and underlying performance goals, as applicable, on December 16, 2004, it did not authorize the actual grants for executive officers, including the Named Executive Officers other than Mr. Anderson, until February 22, 2005. The actual grant was made effective February 28, 2005. The number of performance shares and phantom stock units awarded was determined based


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on the closing price of Duke Energy Common Stock on the business day immediately preceding the date of the grant. The number of phantom stock units and performance shares granted to Named Executive Officers other than Mr. Anderson were as follows:

--------------------------------------------------------------------------------
                             Phantom Stock Units           Performance shares(1)
--------------------------------------------------------------------------------
Mr. Fowler                          45,480                        56,850
--------------------------------------------------------------------------------
Mr. Hauser                          23,710                        29,640
--------------------------------------------------------------------------------
Mr. Mogg                            23,710                        29,640
--------------------------------------------------------------------------------
Dr. Shaw                            23,260                        29,080
--------------------------------------------------------------------------------

(1) The number of shares awarded represents the number of shares of Duke Energy Common Stock payable upon achievement of the TSR goal at the maximum performance level (i.e. 125% of target award shares).

One-half the value of the 2005 LTI award was granted in the form of performance shares, and the other half was granted in the form of phantom stock.

o The determination of the actual number of performance shares earned is based on the registrant's target total shareholder return (TSR) over the three-year performance period from January 1, 2005 to December 31, 2007 as compared to the TSR of the S&P 500 for that period. The actual number of performance shares that can be earned ranges from 0% to 125% of target award shares. To achieve the threshold, target and maximum payments indicated above, the registrant's TSR ranking must be at the 55th percentile, 70th percentile and 80th percentile, respectively. Performance shares earned are interpolated for TSR performance between these percentiles. The threshold and maximum payments represent 50% and 125%, respectively, of the target number of shares. For each performance share earned, participants receive one share of Duke Energy Common Stock. Payment of any shares earned will be made following the determination in early 2008 of the extent to which the performance goal has been achieved, unless (to the extent permitted by applicable law) an election is made by the executive to defer payment of the performance shares until termination of employment. Any shares not earned are forfeited. In addition, following determination that the performance goal has been achieved, participants will receive a cash payment equal to the amount of cash dividends paid on one share of Duke Energy Common Stock during the performance period multiplied by the number of performance shares earned, unless (to the extent permitted by applicable law) an election is made by the executive to defer payment of the performance shares and tandem dividend equivalents until termination of employment. If the executive's employment terminates during the performance period as a result of retirement, death, disability, or by the registrant without cause or as a result of a divestiture, following determination that the TSR goal has been achieved the number of shares earned will be adjusted to reflect actual service during the performance period. If the executive's employment terminates during the performance period for any other reason, all shares under the award will be forfeited. In the event of a "change in control" (as defined in the Duke Energy 1998 Long-Term Incentive Plan) prior to determination that the TSR goal has been achieved, target TSR performance is assumed and the number of


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      shares earned are adjusted to reflect actual service during the performance period prior to the change in control. The form of performance award agreement for each Named Executive Officer other than Mr. Anderson is attached hereto as Exhibit 10.1.

o Phantom stock is represented by units denominated in shares of Duke Energy Common Stock. Each phantom stock unit that vests represents the right to receive one share of Duke Energy Common Stock. The phantom stock awards also grant an equal number of dividend equivalents, which represent the right to receive cash payments equivalent to the cash dividends paid on the number of shares of Duke Energy Common Stock represented by unvested phantom units. One fifth of the 2005 LTI phantom stock award will vest on each of the first five anniversaries of the grant date provided the recipient continues to be employed by the registrant or his or her employment terminates on account of retirement. If the recipient's employment terminates as a result of death, disability, or by the registrant without cause or as a result of a divestiture, units in the award are reduced to reflect actual service during the installment vesting period and are immediately vested, and any remaining unvested units are forfeited. If the recipient's employment terminates other than on account of retirement, death, disability, or by the registrant without cause or as a result of divestiture, any units remaining unvested on the termination date are forfeited. If the executive's employment is terminated by Duke Energy without cause within two years following a "change in control" (as defined in the Duke Energy 1998 Long-Term Incentive Plan), all outstanding unvested units will vest upon separation of service, as defined by Internal Revenue Code Section 409A. The form of phantom stock award agreement for each Named Executive Officer other than Mr. Anderson is attached hereto as Exhibit 10.2.

5.    Approval of Award of Phantom Stock to Nonemployee Directors

In May 2004, the Board approved the payment of compensation to each nonemployee director in the form of an annual stock retainer with a value of $50,000. On February 22, 2005, as payment of the 2005 annual stock retainer, the Board of Directors approved the grant of 2005 long-term incentive awards in the form of phantom stock units to all nonemployee directors under the Duke Energy Corporation 1998 Long-Term Incentive Plan, effective as of February 28, 2005. The number of units in each award (1,820) was calculated by dividing $50,000 by the closing price of Duke Energy Common Stock on the business day immediately preceding the date of the grant. The units will vest ratably over five years, or, if earlier, upon (1) termination of service after attaining age 70, (2) termination of service after attaining age 62 with at least 10 years of service,
(3) termination of service due to death or disability, or (4) upon a change of control while serving as director.

ITEM 7.01 Regulation FD Disclosure

The information (including exhibits) that is being furnished pursuant to this
Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise


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subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. This report under Item 7.01 is not an admission as to the materiality of any information in this report.

The registrant has developed a worksheet to facilitate the understanding of the estimated pro-forma financial implications associated with the registrant's announced sale of the general partner of TEPPCO Partners L.P. (TEPPCO) and of the registrant's limited partner units in TEPPCO, and the announced restructuring of Duke Energy Field Services LLC (DEFS), as announced on February 24, 2005. This worksheet is intended to be a pro-forma review of impact to 2004 segment earnings as if these transactions had taken effect January 1, 2004. Specifically, the spreadsheet reflects the impact on DEFS 2004 reported segment Earnings Before Interest and Taxes (EBIT) from continuing operations; the impact on Natural Gas Transmission 2004 reported segment EBIT; a statement on the estimated impact to the registrant's reported consolidated interest expense as a result of the reduction in ownership percentage of DEFS; and a breakdown of the estimated pre-tax and after-tax cash proceeds associated with these transactions. A copy of the worksheet is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements And Exhibits.

(c) Exhibits.

      10.1 Form of Performance Award Agreement dated February 28, 2005, pursuant to Duke Energy Corporation 1998 Long-Term Incentive Plan by and between Duke Energy Corporation and each Fred J. Fowler, David L. Hauser, Jimmy W. Mogg and Ruth G. Shaw

      10.2 Form of Phantom Stock Award Agreement dated February 28, 2005, pursuant to Duke Energy Corporation 1998 Long-Term Incentive Plan by and between Duke Energy Corporation and each Fred J. Fowler, David L. Hauser, Jimmy W. Mogg and Ruth G. Shaw

      99.1 Worksheet of pro-forma 2004 results relating to divestiture of TEPPCO Partners L.P. (TEPPCO) general partner, divestiture of TEPPCO limited partner units and Duke Energy Field Services LLC restructuring


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DUKE ENERGY CORPORATION

                                       By: /s/ Edward M. Marsh, Jr.
                                           -------------------------------------
                                           Edward M. Marsh, Jr.
                                           Assistant Secretary and Deputy
                                           General Counsel

Date: February 28, 2005


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